April 25, 2014

TOUCHSTONE STRATEGIC TRUST

Touchstone Sands Capital Emerging Markets Growth Fund

Supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information

Dated April 23, 2014

Change in commencement of operations

The Touchstone Sands Capital Emerging Markets Growth Fund (the “Fund”) did not commence operations on April 24, 2014. All classes of the Fund will remain closed to investors and the Fund will not commence operations until further notice. As a result, all references to the Fund commencing operations on April 24, 2014 are deleted from the Prospectus, Summary Prospectus, and Statement of Additional Information.

The Fund will file a subsequent supplement upon the commencement of operations.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.